                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-2899

                              CASH EQUIVALENT FUND
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       01/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

SEMIANNUAL REPORT TO SHAREHOLDERS

Cash Equivalent
Fund

January 31, 2005

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, visit scudder.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Portfolio Management Review

In the following interview, Portfolio Managers Geoffrey Gibbs and Joseph Benevento discuss the market environment and the portfolio team's approach to managing Cash Equivalent Fund during its most recent semiannual period ended January 31, 2005.

Q:  Will you discuss the market environment during the six-month period?

A:  The year 2004 began with positive economic momentum that carried over from 2003. US Gross Domestic Product (GDP) was a healthy 4% for the first quarter of 2004, but job growth, a leading indicator of the health of the US economy, remained weak. The Federal Reserve (the Fed) seemed as if it might hold short-term interest rates steady for all of last year, which would have kept money market interest rates at a low level. As we moved into the second quarter of 2004, however, the rate of job growth picked up substantially. The early April nonfarm payroll report that showed 300,000 jobs being added indicated that the economy was in full recovery, meaning that the Fed would begin to raise rates. It also indicated that the yield curve would steepen substantially, meaning that longer-term money market yields would move higher in relation to shorter-term yields.1

1 Yield Curve — a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as ``steep'' this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

With the job market back on track, the Fed raised short-term interest rates by 25 basis points (.25%) in June and at each of its four remaining meetings from July to December. In the second half of the year, the US economic expansion displayed resiliency, maintaining a 4% growth rate while weathering a spike in oil prices up to $55 per barrel. One-year money market rates leveled off, as the market perceived that higher energy prices would dampen economic growth and lessen the need for the Fed to take action against inflation by hiking rates in a more aggressive fashion.

As we moved into the fourth quarter of 2004, inflationary pressures indeed began to take hold, and concern over the depreciation of the US dollar emerged as a financial market signal.2 However, the decisive conclusion to a tight presidential contest relieved much of the uncertainty that investors had felt at the start of the quarter. At the end of December, longer-term money market rates moved higher, reflecting a renewed confidence that the economy was on a firm footing and the Fed would continue to raise short-term interest rates at a "measured" pace. This reassured many investors that one-year money market rates would continue to move up in an orderly fashion. The one-year LIBOR rate, an industry standard for measuring one-year money market rates, closed 2004 at 3.10%, its highest level since March 2002.3 At the end of January LIBOR stood at 3.26%.

2 A falling US dollar, caused by the huge US trade deficit, means that large foreign holders of US currency in the form of US Treasury securities may need to be compensated in the future with sharply higher interest rates to keep them from selling off their dollars in quantity and making foreign goods prohibitively expensive for US businesses and consumers. From time to time in recent months, a falling dollar has made some market participants more concerned that interest rates will spike.

3 LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

Portfolio Performance
As of January 31, 2005

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield
Money Market Portfolio	1.54%
Government & Agency Securities Portfolio*	1.17%
Tax-Exempt Portfolio	1.24%
(Equivalent Taxable Yield)**	1.91%

Yields are historical, will fluctuate, and do not guarantee future performance. The 7-day current yield refers to the income paid by the portfolios over a 7-day period expressed as an annual percentage rate. For the most current yield information, visit our Web site at www.scudder.com.

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-Day Current Yield would have been 0.92% as of January 31, 2005.

**The equivalent taxable yield allows you to compare with the performance of taxable money market funds. For the Tax-Exempt Portfolio, the equivalent taxable yield is based upon the marginal income tax rate of 35.0%. Income may be subject to local taxes and for some investors, the alternative minimum tax.

Q:  How did the fund perform over the most recent semiannual period?

A:  For the period, each portfolio registered favorable performance and achieved its stated objective of seeking maximum current income consistent with stability of principal (in the case of the Tax-Exempt Portfolio, to provide maximum current income that is exempt from regular federal taxes to the extent consistent with stability of principal).

Q:  In light of market conditions during the period, what has been the strategy for the Money Market Portfolio?

A:  In the second quarter, as we stated above, one-year money market rates rose sharply in response to concerns that the Fed would raise short-term interest rates aggressively over the next 12 to 24 months. Our strategy was to substantially decrease the portfolio's average maturity in order to reduce risk, limiting our purchases to three-month maturity issues and shorter.4 As we moved into the third quarter and short-term rates stabilized, we continued to reduce the portfolio's weighted average maturity, believing that higher oil prices were a short-term phenomenon and that a subsequent retraction in oil prices would allow the economy to continue on a steady growth path. Thus, to reduce risk further, we adjusted average maturity downward in expectation of future federal funds rate hikes. As the fourth quarter began, and the yield curve once again began to steepen, we moved the portfolio's weighted average maturity down to an average of 15 days.

4 Shorter-term securities are generally less risky than longer-term securities, and are therefore potentially more attractive in a difficult environment.

We believe the portfolio's current positioning is in line with the market's expectation of a steady series of federal funds rate hikes. It also positions the portfolio for a possible increase of inflationary pressures, which could mean faster and sharper short-term interest rate increases by the Fed.

During the semiannual period, we increased the portfolio's allocation in floating-rate securities. The interest rates of floating-rate securities adjust periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to increase the portfolio's allocation in this sector helped performance during the period.

Q:  What has been the strategy for the Government & Agency Securities Portfolio?

A:  Many investors have been waiting out the Fed's well-telegraphed series of interest rate hikes, and this has resulted in a ``flight to quality'' into government money market securities. For this reason, Treasury bills and Agency securities have become more expensive, and we have therefore increased the portfolio's allocation in repurchase agreements.5 In addition, we have shortened the weighted average maturity of the portfolio as a precautionary measure given the rising rate environment. Going forward, we will continue to monitor economic and inflation indicators to determine the speed in which interest rates may rise.

5 Repurchase Agreements (Repos) — an agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest bearing, short-term ``parking place'' for large sums of money.

Q:  What has been the strategy for the Tax-Exempt Portfolio?

A:  We continued to focus on the highest-quality investments for the Tax-Exempt Portfolio while seeking competitive yields across the municipal investment spectrum. During the period, the tax-free money markets were forced to adjust to dramatic changes in supply, due to (1) the $15 billion of supply from California's Revenue Anticipation Notes and Revenue Anticipation Warrants that entered the market in October 2003, followed by (2) the sudden withdrawal of this supply from the market last June as California refunded the $15 billion of short-term debt, issuing longer-term debt in its place. It took over a month for the markets, and tax-exempt interest rates, to adjust after this significant withdrawal of supply. (A severe short-term squeeze on supply tends to push prices of tax-exempt money market securities higher, and their yields significantly lower.) Though we were invested in essential-service (such as water resource/power supply-related) bonds from California agencies and counties over the period, we avoided state of California issues because of the state's unsettled financial situation.

Another event that created a temporary imbalance in the tax-free money markets was Microsoft's $30 billion dividend paid in December 2004. Because of automated exchanges of some of this money from brokerage accounts into tax-free money market funds, this event created a surge in demand for floating-rate securities and put significant downward pressure on their yields. Eventually, year-end redemptions and new issuance brought supply and demand within the tax-exempt money market back into balance.

During the reporting period, we maintained a cautious stance by shifting the portfolio's weighted average maturity to an average of 17 days. The portfolio also has a targeted portfolio allocation of 75% of assets in floating-rate securities and 25% in fixed-rate instruments. Our decision to increase the fund's floating-rate position helped performance during the period. The interest rate of floating-rate securities adjusts periodically based on indices such as the Bond Market Association Index of Variable Rate Demand Notes.6 Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. In addition, we continued to focus on the highest-quality investments while seeking competitive yields. In particular, we emphasized essential-services revenue issues and what is known as enhanced paper, i.e., securities guaranteed by a third party such as a bank or insurance company.

6 The Bond Market Association Index of Variable Rate Demand Notes is a weekly high-grade market index comprising seven-day tax-exempt variable rate demand notes produced by Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues.

Q:  What detracted from performance during the period?

A:  In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors' year-end liquidity needs. This detracted somewhat from yield and total return.

Q:  Will you describe your investment philosophy?

A:  We continue our insistence on the highest credit quality within each portfolio. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of each portfolio and to seek competitive yield for our shareholders.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each portfolio. These investment professionals have a broad range of experience managing money market funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period stated above. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. For more complete details about the fund's holdings, see pages 10 through 16. A quarterly Portfolio Holdings report is available upon request.

Information About Each Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Government & Agency Securities Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended January 31, 2005.

The tables illustrate each Portfolio's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2005
Actual Portfolio Return	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,004.40	$ 1,004.00	$ 1,004.30
Expenses Paid per $1,000*	$ 4.24	$ 4.85	$ 3.59
Hypothetical 5% Portfolio Return	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Beginning Account Value 8/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/05	$ 1,020.97	$ 1,020.37	$ 1,021.63
Expenses Paid per $1,000*	$ 4.28	$ 4.89	$ 3.62

* Expenses are equal to each Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
Money Market Portfolio	0.84%
Government & Agency Securities Portfolio	0.96%
Tax-Exempt Portfolio	0.71%

For more information, please refer to each Portfolio's prospectus.

Portfolio Summary

Cash Equivalent Fund — Money Market Portfolio

Asset Allocation	1/31/05	7/31/04

US Government Sponsored Agencies+	47%	5%
Repurchase Agreements	38%	15%
Commercial Paper	15%	45%
Floating Rate Notes	—	18%
Certificates of Deposit and Bank Notes	—	14%
Asset Backed	—	2%
Promissory Notes	—	1%
	100%	100%

+ Not backed by the full faith and credit of the US Government

Weighted Average Maturity
Cash Equivalent Fund — Money Market Portfolio	4 days	51 days
First Tier Retail Money Funds Average*	35 days	41 days

* The Portfolio is compared to its respective iMoneyNet Category: the First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset Backed Commercial Paper.

Cash Equivalent Fund — Government & Agency Securities Portfolio

Asset Allocation	1/31/05	7/31/04

Agencies Not Backed by the Full Faith and Credit of the US Government	62%	77%
Repurchase Agreements	38%	17%
Backed by the Full Faith and Credit of the US Government	—	6%
	100%	100%
Weighted Average Maturity
Cash Equivalent Fund — Government & Agency Securities Portfolio	12 days	52 days
Government and Agency Retail Average**	34 days	38 days

** The Portfolio is compared to its respective iMoneyNet Category: Government & Agencies Retail — Category includes the most broadly based of the government retail funds. These funds can invest in U.S. Treasuries, U.S. Other, Repos, whether or not they are backed by U.S. Treasuries and government-backed floating rate notes.

Cash Equivalent Fund — Tax-Exempt Portfolio

Asset Allocation	1/31/05	7/31/04

Municipal Investments	100%	100%
Weighted Average Maturity
Cash Equivalent Fund — Tax-Exempt Portfolio	8 days	25 days
National Tax-Free Retail Average***	32 days	32 days

*** The Portfolio is compared to its respective iMoneyNet Category: National Tax-Free Retail — Category consists of all national tax- free and municipal retail funds. Portfolio Holdings of tax-free funds include Rated and Unrated Demand Notes, Rated and Unrated General market Notes, Commercial Paper, Put Bonds — 6 months & less, Put Bonds — over 6 months, AMT Paper, and Other Tax-Free Holdings.

Asset allocation is subject to change. For more complete details about the Portfolios' holdings, see pages 10-16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Other Information section for contact information.

Portfolio of Investments as of January 31, 2005 (Unaudited)

Money Market Portfolio	Principal Amount ($)	Value ($)

US Government Sponsored Agencies 47.2%
Federal Home Loan Bank, 2.38%*, 2/1/2005	6,442,000	6,442,000
Federal National Mortgage Association:
2.1%*, 2/1/2005	8,000,000	8,000,000
2.27%*, 2/7/2005	14,000,000	13,994,703
Total US Government Sponsored Agencies (Cost $28,436,703)		28,436,703

Commercial Paper* 14.7%
Goldman Sachs Group, Inc., 2.3%, 2/1/2005	3,000,000	3,000,000
Perry Global Funding LLC, Series A, 2.52%, 3/10/2005	2,823,000	2,815,689
San Paolo IMI US Financial Co., 2.3%, 2/4/2005	3,000,000	2,999,425
Total Commercial Paper (Cost $8,815,114)		8,815,114

Repurchase Agreements 38.6%
Bank of America, 2.28%, dated 1/12/2005, to be repurchased at $6,007,980 on 2/2/2005 (b)	6,000,000	6,000,000
Goldman Sachs Co., Inc., 2.51%, dated 1/31/2005, to be repurchased at $10,000,697 on 2/1/2005 (c)	10,000,000	10,000,000
JPMorgan Chase, Inc., 2.52%, dated 1/31/2005, to be repurchased at $6,000,420 on 2/1/2005 (d)	6,000,000	6,000,000
State Street Bank and Trust Co., 2.42%, dated 1/31/2005, to be repurchased at $1,268,085 on 2/1/2005 (e)	1,268,000	1,268,000
Total Repurchase Agreements (Cost $23,268,000)		23,268,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $60,519,817) (a)	100.5	60,519,817
Other Assets and Liabilities, Net	(0.5)	(294,443)
Net Assets	100.0	60,225,374

* Annualized yield at time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $60,519,817.

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

3,558,910	Federal National Mortgage Association	5.5	11/1/2011	3,697,186
1,003,206	Federal National Mortgage Association	5.0	10/1/2019	1,024,240
1,395,940	Federal National Mortgage Association	5.0	5/1/2034	1,398,574
Total Collateral Value				6,120,000

(c) Collateralized by $10,309,000 US Treasury Bill, 2.56%*, maturing on 6/30/2005 with a value of $10,200,962.

(d) Collateralized by $6,108,040 Federal National Mortgage Association, 4.5%, maturing on 5/25/2033 with a value of $6,123,421.

(e) Collateralized by $1,285,000 Federal Home Loan Mortgage Corp., 2.875%, maturing on 6/15/2005 with a value of $1,297,953.

Portfolio of Investments as of January 31, 2005 (Unaudited)

Government & Agency Securities Portfolio	Principal Amount ($)	Value ($)

Agencies Not Backed by the Full Faith and Credit of the US Government 61.5%
Federal Home Loan Bank, 2.39%*, 2/10/2005	5,000,000	4,997,013
Federal National Mortgage Association:
1.51%*, 4/1/2005	2,000,000	1,995,050
2.27%*, 2/7/2005	4,000,000	3,998,487
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $10,990,550)		10,990,550

Repurchase Agreements 37.7%
Bank of America, 2.28%, dated 1/12/2005, to be repurchased at $2,002,660 on 2/2/2005 (b)	2,000,000	2,000,000
JPMorgan Chase, Inc., 2.52%, dated 1/31/2005, to be repurchased at $3,000,210 on 2/1/2005 (c)	3,000,000	3,000,000
State Street Bank and Trust Co., 2.42%, dated 1/31/2005, to be repurchased at $1,734,117 on 2/1/2005 (d)	1,734,000	1,734,000
Total Repurchase Agreements (Cost $6,734,000)		6,734,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $17,724,550) (a)	99.2	17,724,550
Other Assets and Liabilities, Net	0.8	143,117
Net Assets	100.0	17,867,667

* Annualized yield at time of purchase; not a coupon rate.

(a) Cost for federal income tax purposes was $17,724,550.

(b) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

474,902	Federal National Mortgage Association	5.0	4/1/2019	484,858
1,499,505	Federal National Mortgage Association	5.5	1/1/2020	1,555,142
Total Collateral Value				2,040,000

(c) Collateralized by $3,054,020 Federal National Mortgage Association, 4.5%, maturing on 5/25/2033 with a value of $3,061,711.

(d) Collateralized by $1,755,000 Federal Home Loan Mortgage Corp., 2.875%, maturing on 9/15/2005 with a value of $1,772,690.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments as of January 31, 2005 (Unaudited)

Tax-Exempt Portfolio	Principal Amount ($)	Value ($)

Municipal Investments 99.7%
California 7.5%
California, Department of Water Resources, Power Supply Revenue:
Series C-9, 1.82%*, 5/1/2022, Citibank NA (c)	1,250,000	1,250,000
Series B-2, 1.97%*, 5/1/2022, BNP Paribas (c)	100,000	100,000
California, State Daily Kindergarten University:
Series A-5, 1.88%*, 5/1/2034, Citibank NA (c)	2,300,000	2,300,000
Series A-1, 1.91%*, 5/1/2034, Citibank NA (c)	1,000,000	1,000,000
California, State Economic Recovery Program, Series C-15, 1.86%*, 7/1/2023 (b)	1,100,000	1,100,000
California, State University, 1.8%, 2/7/2005	3,200,000	3,200,000
		8,950,000
Colorado 2.1%
Colorado, General Fund Revenue, Tax & Revenue Anticipation Notes, 3.0%, 6/27/2005	2,500,000	2,513,769
Delaware 0.5%
Delaware, University of Delaware Revenue, Series B, 1.88%*, 11/1/2034	600,000	600,000
District of Columbia 2.8%
District of Columbia, General Obligation, Series D, 1.85%*, 6/1/2029 (b)	3,385,000	3,385,000
Florida 8.9%
Alachua County, FL, Hospital & Healthcare Revenue, Health Facilities Authority, Shands Teaching Hospital, Series A, 1.91%*, 12/1/2032, SunTrust Bank (c)	500,000	500,000
Gulf Breeze, FL, Municipal Bond Fund Revenue, Series A, 1.85%*, 3/31/2021, Bank of America NA (c)	3,340,000	3,340,000
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health Systems, Series A, 1.85%*, 11/15/2032, SunTrust Bank (c)	2,350,000	2,350,000
Jacksonville, FL, Capital Project Revenue, Series 2, 1.83%*, 10/1/2022 (b)	400,000	400,000
Jacksonville, FL, Electric Authority Revenue, 1.85%, 3/3/2005	800,000	800,000
Lee County, FL, Airport Revenue, AMT, Series 811-X, 1.93%*, 10/1/2029 (b)	1,350,000	1,350,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Project, 1.9%*, 11/1/2028, Bank of America NA (c)	610,000	610,000
Orange County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Smokewood/Sun, Series A, 1.85%*, 12/1/2022	330,000	330,000
Pinellas County, FL, Health Facilities Authority Revenue, Pooled Hospital Loan Program, 1.92%*, 12/1/2015 (b)	400,000	400,000
Reedy Creek, FL, Improvement District Utilities Revenue, Series 986, 144A, 1.88%*, 10/1/2012 (b)	150,000	150,000
Sarasota County, FL, Health Facility Authority Revenue, Health Care Facilities, Bay Village Project, 144A, 1.9%*, 12/1/2023, Bank of America NA (c)	300,000	300,000
		10,530,000
Georgia 11.7%
Cobb County, GA, Development Authority Revenue, MT Paran Christian School Project, 1.86%*, 7/1/2022, Wachovia Bank NA (c)	2,100,000	2,100,000
De Kalb County, GA, Housing Authority, Multi-Family Housing Revenue, Clairmont Crest Project, 1.85%*, 6/15/2025	2,785,000	2,785,000
De Kalb County, GA, Housing Authority, Multi-Family Housing Revenue, Post Asford Project, 1.85%*, 6/1/2025	2,650,000	2,650,000
Gainsville, GA, Redevelopment Authority, Educational Facilities Revenue, Riverside Military Project, 1.86%*, 7/1/2024, Wachovia Bank NA (c)	1,590,000	1,590,000
La Grange, GA, Development Authority Revenue, LaGrange College Project, 1.89%*, 6/1/2031, SunTrust Bank (c)	2,975,000	2,975,000
Roswell, GA, Housing Authority Revenue, Multi-Family Revenue, Post Canyon Project, 1.85%*, 6/1/2025	1,800,000	1,800,000
		13,900,000
Hawaii 1.3%
Hawaii, Department of Budget & Finance, Kahala Nui Project, Series D, 1.85%*, 11/15/2033, LaSalle Bank NA (c)	1,500,000	1,500,000
Illinois 5.5%
Chicago, IL, General Obligation, Series B, 1.85%*, 1/1/2037 (b)	1,750,000	1,750,000
Chicago, IL, Revenue Bonds, Homestart Program, Series A, 1.94%*, 6/1/2005, Harris Trust & Savings Bank (c)	440,000	440,000
Du Page County, IL, Revenue Anticipation Notes, Benedictine University Building Project, 144A, 1.86%*, 7/1/2024, LaSalle Bank NA (c)	1,000,000	1,000,000
Illinois, Health Facilities Authority Revenue, The Carle Foundation, Series B, 1.85%*, 7/1/2028 (b)	1,800,000	1,800,000
Will & Kendall Counties, IL, Community School District No. 202, 1.89%*, 1/1/2023 (b)	1,590,000	1,590,000
		6,580,000
Indiana 3.4%
Indiana, Development Finance Authority Revenue, Enterprise Center II Project, AMT, 1.93%*, 6/1/2022, LaSalle Bank NA (c)	2,000,000	2,000,000
Indiana, Health Facilities Financing Authority Revenue, Ascension Health Credit, Series A-3, 1.05%*, 3/1/2005	2,000,000	2,000,000
		4,000,000
Kentucky 6.3%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 1.9%*, 8/1/2013, Credit Lyonnais (c)	4,100,000	4,100,000
Kentucky, Economic Development Finance Authority, Health Facilities Revenue, Easter Seal Society Project, 1.95%*, 11/1/2030, Bank One NA (c)	3,330,000	3,330,000
		7,430,000
Michigan 7.3%
Detroit, MI, Water Supply, ABN AMRO Munitops Certificates Trust, Series 2003-3, 144A, 1.89%*, 1/1/2011 (b)	490,000	490,000
Michigan, Higher Education Facilities Authority, Limited Obligation Revenue, University of Detroit, 1.92%*, 11/1/2017, Bank One NA (c)	680,000	680,000
Michigan, Hospital Finance Authority Revenue, Crittenton Hospital Medical Center, Series B, 1.92%*, 3/1/2014, Comerica Bank (c)	140,000	140,000
Michigan, Hospital Finance Authority Revenue, Hospital Equipment Loan Program, Series A, 1.84%*, 12/1/2023, National City Bank (c)	1,540,000	1,540,000
Michigan, Housing Development Authority, Multi-Family Revenue, River Place Apartments, AMT, 1.86%*, 6/1/2018, Bank of New York (c)	400,000	400,000
Michigan, Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 2.0%*, 10/1/2015, Comerica Bank (c)	3,610,000	3,610,000
Sterling Heights, MI, Economic Development Corp., Limited Obligation Revenue, Kunath Enterprises LLC Project, AMT, 2.0%*, 2/1/2016, JPMorgan Chase Bank (c)	1,870,000	1,870,000
		8,730,000
Nevada 0.6%
Las Vegas Valley, NV, Water District, Series B-10, 1.91%*, 6/1/2024 (b)	700,000	700,000
New Jersey 0.7%
New Jersey, Economic Development Authority, Water Facilities Revenue, UTD Water NJ Inc. Project, Series B, 1.97%*, 11/1/2025 (b)	840,000	840,000
New York 0.5%
New York, Triborough Bridge & Tunnel Authority Revenue, Series B-13, 144A, 1.88%*, 11/15/2021 (b)	600,000	600,000
Ohio 4.2%
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 1.86%*, 12/1/2027, National City Bank (c)	3,400,000	3,400,000
Ohio, Higher Educational Facilities Community Revenue, Pooled Program, Series A, 1.9%*, 9/1/2020, Fifth Third Bank (c)	1,645,000	1,645,000
		5,045,000
Oklahoma 4.0%
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project:
1.86%*, 6/1/2032 (b)	2,505,000	2,505,000
1.86%*, 7/1/2032 (b)	2,275,000	2,275,000
		4,780,000
Oregon 1.7%
Oregon, Economic Development Revenue, KRC Western, Inc. Project, Series 178, AMT, 1.91%*, 1/1/2017, Wachovia Bank NA (c)	2,000,000	2,000,000
Pennsylvania 5.7%
Allegheny County, PA, Hospital Development Authority Revenue, UPMC Senior Living Corp., 1.85%*, 7/15/2028	2,250,000	2,250,000
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 1.84%*, 8/1/2016, Toronto-Dominion Bank (c)	2,070,000	2,070,000
Lehigh County, PA, Industrial Development Authority, Pollution Control Revenue, Pennsylvania Power and Light Co., 1.9%*, 10/1/2014, Rabobank Nederland (c)	430,000	430,000
Montgomery County, PA, Industrial Development Authority, Pollution Control Revenue, Series B, AMT, 1.9%*, 10/1/2034, Wachovia Bank NA (c)	2,000,000	2,000,000
		6,750,000
South Carolina 3.8%
Greenwood County, SC, Exempt Facility Industrial Revenue, Fuji Photo Film Project, AMT, 2.02%*, 9/1/2011	2,500,000	2,500,000
South Carolina, Project Revenue, Economic Development Authority, Sisters of Charity Hospitals, 1.89%*, 11/1/2032, Wachovia Bank NA (c)	1,985,000	1,985,000
		4,485,000
Tennessee 0.8%
Montgomery County, TN, Public Building Authority, Pooled Financing Revenue, Tennessee County Loan Pool, 1.92%*, 4/1/2032, Bank of America NA (c)	1,000,000	1,000,000
Texas 9.9%
Brazos River, TX, Pollution Control Revenue, Series D-1, AMT, 1.9%*, 5/1/2033, Wachovia Bank NA (c)	2,470,000	2,470,000
Harris County, TX, Health Facilities Development Corp. Revenue, Methodist Hospital, 1.9%*, 12/1/2032	1,600,000	1,600,000
Humble, TX, Independent School District, School Building Improvements, 1.85%*, 6/15/2023	1,000,000	1,000,000
Texas, A&M University, Series B, 1.85%, 3/7/2005	5,000,000	5,000,000
Waco, TX, Industrial Development Corp., Economic Development Revenue, Patriots Home of Texas Project, AMT, 2.0%*, 6/1/2014, US Bank NA (c)	1,700,000	1,700,000
		11,770,000
Utah 3.0%
Heber City, UT, Industrial Development Revenue, Industrial Parkway Properties LLC Project, AMT, 2.0%*, 7/1/2033, US Bank NA (c)	3,350,000	3,350,000
Salt Lake County, UT, Pollution Control Revenue, Service Station Holdings Project, 1.94%*, 2/1/2008	230,000	230,000
		3,580,000
Vermont 3.5%
Vermont, Student Assistance Corp., Student Loan Revenue, 1.9%*, 1/1/2008, State Street Bank & Trust Co. (c)	4,200,000	4,200,000
West Virginia 0.6%
Preston County, WV, Industrial Development Revenue, Allegheny Wood Project, Inc., AMT, 2.0%*, 12/1/2007, Bank One NA (c)	700,000	700,000
Wisconsin 3.4%
Whitewater, WI, Industrial Development Revenue, MacLean Fogg Co., Project, AMT, 1.9%*, 12/1/2009, Bank of America NA (c)	1,000,000	1,000,000
Wisconsin, Transportation Authority Revenue, 1.8%*, 2/7/2005	3,000,000	3,000,000
		4,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $118,568,769) (a)	99.7	118,568,769
Other Assets and Liabilities, Net	0.3	297,248
Net Assets	100.0	118,866,017

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of January 31, 2005.

(a) The cost for federal income tax purposes was $118,568,769.

(b) Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	6.9
FGIC	Financial Guaranty Insurance Company	5.7
FSA	Financial Security Assurance	2.1
MBIA	Municipal Bond Investors Assurance	1.6

(c) Security incorporates a letter of credit from a major bank.

AMT: Subject to alternative minimum tax

144A: Security exempt from registration under Rule 144A of the Securities Act of 1993. These securities may be used in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of January 31, 2005 (Unaudited)
Assets	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Investments in securities, at amortized cost: Short-term securities	$ 37,251,817	$ 10,990,550	$ 118,568,769
Repurchase agreements	23,268,000	6,734,000	—
Total investments in securities, at amortized cost	60,519,817	17,724,550	118,568,769
Cash	165	559	1,398
Receivable for investments sold	—	—	200,000
Interest receivable	8,802	2,860	219,726
Receivable for Portfolio shares sold	106,926	221,275	62,592
Other assets	29,067	21,377	11,257
Total assets	60,664,777	17,970,621	119,063,742
Liabilities
Payable for Portfolio shares redeemed	104,945	—	32,915
Dividends payable	7,776	1,726	12,199
Accrued management fee	12,310	6,796	21,974
Other accrued expenses and payables	314,372	94,432	130,637
Total liabilities	439,403	102,954	197,725
Net assets, at value	$ 60,225,374	$ 17,867,667	$ 118,866,017
Net Asset Value
Net assets consist of: Undistributed net investment income	68,405	6,014	89,074
Accumulated net realized gain (loss)	(51,269)	(3,011)	(28,906)
Paid-in capital	60,208,238	17,864,664	118,805,849
Net assets, at value	$ 60,225,374	$ 17,867,667	$ 118,866,017
Shares outstanding	60,205,696	17,860,978	118,860,303
Net Asset Value, offering and redemption price per share (Net asset value ÷ outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00	$ 1.00	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended January 31, 2005 (Unaudited)
Investment Income	Money Market Portfolio	Government & Agency Securities Portfolio	Tax-Exempt Portfolio
Income: Interest	$ 2,748,127	$ 1,485,596	$ 1,110,089
Expenses: Management fee	360,054	194,033	158,057
Shareholder servicing fee	272,544	239,658	55,112
Custodian fees	14,020	15,769	6,102
Distribution service fees	667,158	359,531	237,086
Auditing	17,492	16,495	15,337
Legal	13,157	10,272	5,956
Trustees' fees and expenses	17,821	14,492	12,772
Reports to shareholders	81,293	80,032	—
Registration fees	14,886	11,109	16,854
Other	16,927	6,170	2,153
Total expenses, before expense reductions	1,475,352	947,561	509,429
Expense reductions	(5,372)	(42,092)	(1,174)
Total expenses, after expense reductions	1,469,980	905,469	508,255
Net investment income	1,278,147	580,127	601,834
Net realized gain (loss) on investment transactions	(8,257)	(45,523)	(123)
Net increase from payments by affiliates	6,900	42,512	—
Net increase (decrease) in net assets resulting from operations	$ 1,276,790	$ 577,116	$ 601,711

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Money Market Portfolio		Government & Agency Securities Portfolio		Tax-Exempt Portfolio
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004	Six Months Ended January 31, 2005 (Unaudited)	Year Ended July 31, 2004
Operations: Net investment income	$ 1,278,147	$ 2,349,540	$ 580,127	$ 666,502	$ 601,834	$ 559,575
Net realized gain (loss) on investment transactions	(8,257)	15,923	(45,523)	8,376	(123)	—
Net increase from payments by affiliates	6,900	—	42,512	—	—	—
Net increase (decrease) in net assets resulting from operations	1,276,790	2,365,463	577,116	674,878	601,711	559,575
Distributions to shareholders from: Net investment income	(1,278,071)	(2,423,357)	(583,533)	(663,947)	(601,815)	(576,604)
Fund share transactions: Proceeds from shares sold	241,470,948	2,717,541,748	112,708,014	1,131,604,783	82,336,689	502,595,147
Reinvestment of distributions	1,265,187	2,403,127	567,457	657,724	595,080	576,044
Cost of shares redeemed	(917,521,577)	(2,792,916,837)	(451,238,382)	(1,212,306,872)	(119,866,088)	(546,722,515)
Net increase (decrease) in net assets from Portfolio share transactions	(674,785,442)	(72,971,962)	(337,962,911)	(80,044,365)	(36,934,319)	(43,551,324)
Increase (decrease) in net assets	(674,786,723)	(73,029,856)	(337,969,328)	(80,033,434)	(36,934,423)	(43,568,353)
Net assets at beginning of period	735,012,097	808,041,953	355,836,995	435,870,429	155,800,440	199,368,793
Net assets at end of period	$ 60,225,374	$ 735,012,097	$ 17,867,667	$ 355,836,995	$ 118,866,017	$ 155,800,440
Undistributed net investment income	$ 68,405	$ 68,329	$ 6,014	$ 9,420	$ 89,074	$ 89,055
Other Information
Shares outstanding at beginning of period	734,991,138	807,963,101	355,823,889	435,871,085	155,794,622	199,345,930
Shares sold	241,470,948	2,717,541,747	112,708,014	1,131,602,807	82,336,689	502,595,146
Shares issued to shareholders in reinvestment of distributions	1,265,187	2,403,127	567,457	657,724	595,080	576,044
Shares redeemed	(917,521,577)	(2,792,916,837)	(451,238,382)	(1,212,307,727)	(119,866,088)	(546,722,498)
Net increase (decrease) in Fund shares	(674,785,442)	(72,971,963)	(337,962,911)	(80,047,196)	(36,934,319)	(43,551,308)
Shares outstanding at end of period	60,205,696	734,991,138	17,860,978	355,823,889	118,860,303	155,794,622

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Money Market Portfolio

Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.003	.008	.02	.05	.05
Less distributions from net investment income	(.004)	(.003)	(.008)	(.02)	(.05)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.44**e	.32	.82	1.65	5.21	5.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	735	808	738	914	760
Ratio of expenses before expense reductions (%)	.84*	.84	.83	.72	.78[b]	.83
Ratio of expenses after expense reductions (%)	.84*	.84	.83	.72	.77[b]	.83
Ratio of net investment income (%)	.73*	.31	.72	1.76	5.05	5.13

Government & Agency Securities Portfolio

Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.002	.006	.02	.05	.05
Less distributions from net investment income	(.004)	(.002)	(.006)	(.02)	(.05)	(.05)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.40**d,e	.17	.65	1.49	4.93	5.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	356	436	462	498	445
Ratio of expenses before expense reductions (%)	1.00*	.94	.85	.85	.91[c]	.84
Ratio of expenses after expense reductions (%)	.96*	.94	.85	.85	.90[c]	.84
Ratio of net investment income (%)	.61*	.17	.62	1.53	4.79	5.03

a For the six months ended January 31, 2005 (Unaudited).

b The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .76% and .76%, respectively.

c The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .89% and .89%, respectively.

d Total return would have been lower had certain expenses not been reduced.

e Total return for the six months ended January 31, 2005 includes the effect of a voluntary capital contribution from the Advisor (see Note 9). Without this contribution the total return would have been lower.

* Annualized

** Not annualized

Tax-Exempt Portfolio

Years Ended July 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.004	.003	.006	.01	.03	.03
Less distributions from net investment income	(.004)	(.003)	(.006)	(.01)	(.03)	(.03)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.43**	.32	.65	1.16	3.19	3.25
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119	156	199	235	287	271
Ratio of expenses (%)	.71*	.73	.69	.62	.64[b]	.67
Ratio of net investment income (%)	.84*	.31	.62	1.19	3.13	3.17

a For the six months ended January 31, 2005 (Unaudited).

b The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .64%.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Cash Equivalent Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund currently offers three series of shares (Portfolios): the Money Market Portfolio invests primarily in short-term, high-quality obligations of major banks and corporations; the Government & Agency Securities Portfolio invests primarily in obligations issued or guaranteed by the US Government, its agencies or instrumentalities and repurchase agreements thereon; and the Tax-Exempt Portfolio invests in short-term, high-quality municipal securities.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, each Portfolio paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004, the Portfolios had a net tax basis capital loss carryforward as follows which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the respective expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward	Expiration
Money Market Portfolio	$ (50,000)	7/31/2010
Tax-Exempt Portfolio	$ (29,000)	7/31/2005

Distribution of Income. Net investment income of each Portfolio is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Fund arising in connection with a specific Portfolio are allocated to that Portfolio. Other Fund expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Fund.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable for the Money Market and Government & Agency Securities Portfolios under the Management Agreement is equal to an annual rate of 0.22% of the first $500,000,000 of combined average daily net assets of those portfolios, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000. The management fee payable for the Tax-Exempt Portfolio under the Management Agreement is equal to an annual rate of 0.22% of the first $500,000,000 of average daily net assets of such portfolio, 0.20% of the next $500,000,000 of such net assets, 0.175% of the next $1,000,000,000 of such net assets, 0.16% of the next $1,000,000,000 of such net assets and 0.15% of such net assets in excess of $3,000,000,000. Accordingly, for the six months ended January 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of the Portfolios' average daily net assets as follows:

Portfolio	Annualized Effective Rate (%)
Money Market Portfolio	0.21
Government & Agency Securities Portfolio	0.21
Tax-Exempt Portfolio	0.22

Effective December 1, 2004 through November 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Government & Agency Securities Portfolio to the extent necessary to maintain the Portfolio's operating expenses at 1.00% of average daily net assets, excluding certain expenses such as interest, taxes, brokerage and extraordinary expenses.

The Portfolios paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Portfolios in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Portfolios. The amounts for 2002 and 2003 are as follows:

	Amount ($)
Portfolio	2002	2003
Money Market Portfolio	$ 262	$ 238
Government & Agency Securities Portfolio	169	128
Tax-Exempt Portfolio	73	58

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the Shareholder Servicing Fee it receives from the Fund. For the six months ended January 31, 2005, SISC received Shareholder Servicing Fees as follows:

Portfolio	Total Aggregated	Waived	Unpaid at January 31, 2005
Money Market Portfolio	$ 239,635	$ —	$ 142,402
Government & Agency Securities Portfolio	214,250	40,030	7,382
Tax-Exempt Portfolio	38,763	—	16,947

Distribution Service Agreement. The Fund also has an administration, shareholder services and distribution agreement with Scudder Distributors, Inc. ("SDI"). For its services as primary distributor, the Fund pays SDI an annual fee of 0.38% of average daily net assets for the Money Market and Government & Agency Securities Portfolios and 0.33% of average daily net assets for the Tax-Exempt Portfolio pursuant to separate Rule 12b-1 plans for these portfolios. The amount charged to the Fund by SDI, for the six months ended January 31, 2005 was as follows:

Portfolio	Total Aggregated	Unpaid at January 31, 2005
Money Market Portfolio	$ 667,158	$ 23,942
Government & Agency Securities Portfolio	359,531	21,870
Tax-Exempt Portfolio	237,086	35,670

SDI has related service agreements with various firms to provide cash management and other services for Fund shareholders.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Reductions

For the six months ended January 31, 2005, the Advisor agreed to reimburse the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio $4,382, $2,044 and $1,123, respectively, which represent a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. During the six months ended January 31, 2005, custodian fees were reduced by $990, $18 and $51, for the Money Market Portfolio, Government & Agency Securities Portfolio and Tax-Exempt Portfolio, respectively.

4. Ownership of the Portfolios

From time to time the Portfolios may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolios.

As of January 31, 2005, there was one shareholder who held 19% of the outstanding shares of the Money Market Portfolio, one shareholder who held 42% of outstanding shares of the Government & Agency Securities Portfolio and one shareholder who held 80% of the outstanding shares of the Tax-Exempt Portfolio.

5. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

6. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

7. Cessation of Operations

Upon the recommendation of Deutsche Investment Management Americas Inc. (the "Advisor"), the Board of the Fund approved the termination and liquidation of all three portfolios of the Fund effective on or about July 8, 2005 (the "Liquidation Date"). Accordingly, the Fund will redeem the shares of any Fund shareholder outstanding on the Liquidation Date. The Advisor has agreed to pay the costs of the liquidation, including the mailing of notification to shareholders, however, the Advisor has not agreed to pay the trading costs to effect the liquidations. Shareholders may redeem their shares prior to the Liquidation Date. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the $1.00 net asset value per share for all shares they own. Shareholders whose shares are redeemed by the Fund on the Liquidation Date will receive the $1.00 net asset value per share for all shares they own on the Liquidation Date.

In conjunction with approving the termination and liquidation of the Fund, the Board further approved closing the Fund to new investments except for qualified defined contribution, defined benefit or other qualified retirement vehicle and broker/dealer cash sweep clients. Qualified Plans that currently offer the Fund as an investment option may continue to offer it to their participants until the Liquidation Date.

8. Redemption Request

The Money Market Portfolio, Government & Agency Securities Portfolio, and Tax-Exempt Portfolio satisfied a redemption request on November 1, 2004 with a single broker redeeming $406,924,864, $315,436,466 and $39,960,328, respectively.

9. Payments Made by Affiliates

During the six months ended January 31, 2005, the Advisor voluntarily reimbursed the Money Market Portfolio $6,900 and the Government & Agency Securities Portfolio $42,512 for losses on investments resulting from a redemption request on November 1, 2004.

Other Information

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Portfolio of Investments

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

Principal Underwriter
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         CEF Government Securities Portfolio,
                                    CEF Money Market Portfolio, CEF Tax-Exempt
                                    Portfolio

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         CEF Government Securities Portfolio,
                                    CEF Money Market Portfolio, CEF Tax-Exempt
                                    Portfolio

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               March 29, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               March 29, 2005